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                                                                    EXHIBIT 10.2


                              WOLVERINE TUBE, INC.
                       DIRECTOR INDEMNIFICATION AGREEMENT


         THIS AGREEMENT is made as of this ____ day of _______, 2005 between Wolverine Tube, Inc., a Delaware corporation (the "Corporation"), and ___________ ("Director").

         WITNESSETH THAT:

         WHEREAS, Director is, or will be elected as, a member of the Board of Directors of the Corporation and in such capacity is performing, or will perform, a valuable service for the Corporation; and

         WHEREAS, Section 145 of the Delaware General Corporation Law (the "State Statute") specifically provides that it is not exclusive, and thereby contemplates that contracts may be entered into between the Corporation and the members of its Board of Directors with respect to indemnification of such directors; and

         WHEREAS, in accordance with the authorization provided by the State Statute, the Corporation has purchased and presently maintains a policy or policies of directors and officers liability insurance ("D&O Insurance"), covering certain liabilities which may be incurred by its directors and officers in the performance of their services for the Corporation; and

         WHEREAS, to supplement the D&O Insurance and induce Director to serve or to continue to serve as a member of the Board of Directors of the Corporation, the Corporation has determined and agreed to enter into this contract with Director; and

         WHEREAS, the statutes and judicial decisions regarding the duties of directors and officers are often difficult to apply, ambiguous, or conflicting, and therefore fail to provide such directors and officers with adequate, reliable knowledge of legal risks to which they are exposed or information regarding the proper course of action to take; and

         WHEREAS, the Corporation (i) desires to attract and retain the involvement of highly qualified individuals, such as Director, to serve the Corporation and, in part, in order to induce Director to be involved with the Corporation and (ii) wishes to provide for the indemnification and advancing of expenses to Director to the maximum extent permitted by law; and

         WHEREAS, Article EIGHT of the Corporation's Restated Certificate of Incorporation, as amended, states that directors will not be personally liable to the Corporation or its stockholders for acts or omissions in the performance of their duties and Article NINTH states that the directors and officers will be indemnified for service to the fullest extent provided by the State Statute and states that the Corporation may enter into agreements with the directors and officers to provide for indemnification and advancement of expenses greater or different than that provided in the State Statute;

         NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


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         1. INDEMNITY OF DIRECTOR. In addition to the indemnity provided in
Section 3 hereof, the Corporation shall hold harmless and indemnify Director to the fullest extent authorized or permitted by the provisions of the Corporation's Restated Certificate of Incorporation, as amended, its Bylaws, including Bylaw 33 in effect as of the date of this Agreement, and the provisions of the State Statute, or by any amendment of the State Statute or other statutory provisions authorizing or permitting such indemnification which is adopted after the date hereof (but, in case of any such amendment, only to the extent such amendment permits the Corporation to provide broader indemnification rights and protection than the State Statute provides as of the date of this Agreement), provided that no such indemnification is required to the extent that D&O Insurance is available to provide in full the indemnification to which the Director would otherwise be entitled pursuant to this Section 1.

         2. MAINTENANCE OF INSURANCE AND SELF-INSURANCE.

         (a) The Corporation represents that it presently has in force and effect a policy of D&O Insurance with an insurance company. Subject only to the provisions of Section 2(b) hereof, the Corporation hereby agrees that, so long as Director shall continue to serve as a director of the Corporation and thereafter so long as Director shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Director was a director of the Corporation, the Corporation will purchase and maintain in effect for the benefit of Director one or more valid, binding and enforceable policy or policies of D&O Insurance.

         (b) The Corporation shall not be required to maintain said policy or policies of D&O Insurance in effect if said insurance is not reasonably available or if, in the reasonable business judgment of the directors of the Corporation then in office, either (i) the premium cost for such insurance is substantially disproportionate to the amount of coverage or (ii) the coverage provided by such insurance is so limited by exclusions or otherwise that there is insufficient benefit from such insurance.

         3. ADDITIONAL INDEMNITY.

         (a) Third-Party Proceedings. In addition to any indemnity provided by
Section 1, the Corporation shall indemnify Director, except as otherwise provided in Section 4 of this Agreement, if Director is or was a party or is threatened to be made a party to any threatened, pending or completed suit action, proceeding, arbitration or alternative dispute resolution mechanism, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that Director is or was a director, officer, employee or agent of the Corporation or any subsidiary of the Corporation, by reason of any action or inaction on the part of Director while an officer or director of the Corporation or any subsidiary of the Corporation or by reason of the fact that Director is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, judgments, fines and amounts paid in settlement (if such settlement is approved in advance by the Corporation, which approval shall not be unreasonably withheld) actually and reasonably incurred by Director in connection with such action or proceeding if Director acted in good faith and in a manner Director reasonably believed to be in or not opposed to the best interests of the Corporation and


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its stockholders, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

         (b) Proceedings By or in the Right of the Corporation. In addition to any indemnity provided by Section 1, the Corporation shall indemnify Director, except as otherwise provided in Section 4 of this Agreement, if Director is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Corporation or any subsidiary of the Corporation to procure a judgment in its favor by reason of the fact that Director is or was a director, officer, employee or agent of the Corporation or any subsidiary of the Corporation, by reason of any action or inaction on the part of Director while an officer or director of the Corporation or any subsidiary of the Corporation or by reason of the fact that Director is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses and, to the fullest extent permitted by Delaware law, amounts paid in settlement (if such settlement is approved by the Corporation, which approval shall not be unreasonably withheld), in each case to the extent actually and reasonably incurred by Director in connection with the defense or settlement of such action or proceeding if Director acted in good faith and in a manner Director reasonably believed to be in or not opposed to the best interests of the Corporation and its stockholders, except that no indemnification shall be made under this Section 3 (b) in respect of any claim, issue or matter as to which Director shall have been adjudged to be liable to the Corporation and its stockholders in the performance of Director's duty to the Corporation and its stockholders unless and only to the extent that the court in which such action or proceeding is or was pending shall determine that in view of all the circumstances of the case, Director is fairly and reasonably entitled to indemnity for expenses, and then only to the extent that the court shall determine.

         (c) For purposes of this Agreement, "expenses" means all costs, charges and expenses incurred in connection with any threatened, pending or completed proceeding, action or suit, whether civil or criminal, administrative or investigative (including an action by or in the right of or upon election by the Corporation), including, without limitation, attorneys' fees, disbursements and retainers, accounting and witness fees, travel and deposition costs, expense of investigation, judicial or administrative proceedings or appeals, and any expenses of establishing a right to indemnification pursuant to the Agreement or otherwise, including reasonable compensation for time spent by the Director in connection with the investigation, defense or appeal of any proceeding or action for indemnification for which he is not otherwise compensated by the Corporation or any third party; provided, however, that the term "expenses" includes only those costs, charges and expenses incurred with the Corporation's consent, which consent shall not be unreasonably withheld.

         (d) All reasonable expenses incurred by or on behalf of Director shall be advanced by the Corporation to Director within 20 days after the receipt by the Corporation of a written request for an advance or advances of expenses from time to time, whether prior to or after final disposition of a proceeding (unless there has been a final determination that Director is not entitled to be indemnified for such expenses), including, without limitation, any proceeding brought by or in the right of the Corporation. Director's entitlement to advancement of expenses shall include those incurred in connection with any proceeding by Director seeking an adjudication or award in arbitration pursuant to this Agreement. The requests shall reasonably


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evidence the expenses incurred by Director in connection therewith. Director hereby undertakes to repay the amount advanced if it shall ultimately be determined that Director is not entitled to be indemnified pursuant to the terms of this Agreement.

         (e) Notwithstanding any other provision of this Agreement, to the extent that Director is, by reason of his status as a director or officer of the Corporation, a witness in any proceeding to which Director is not a party, Director shall be indemnified against all expenses actually and reasonably incurred by Director or on Director's behalf in connection therewith.

         4. EXCLUSIONS ON ADDITIONAL INDEMNITY. No indemnity pursuant to this Agreement shall be paid by the Corporation:

         (a) Except to the extent the aggregate of losses to be indemnified thereunder exceeds the amount of such losses for which Director is indemnified either pursuant to Section 1 hereof or pursuant to any D&O Insurance purchased and maintained by the Corporation;

         (b) On account of Director's conduct which is finally adjudged as resulting in an unlawful personal benefit;

         (c) On account of any suit in which judgment is rendered against Director for an accounting of profits made or otherwise in connection with the purchase or sale by Director of securities of the Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

         (d) On account of Director's conduct which is finally adjudged as constituting deliberate dishonesty or willful fraud;

         (e) On account of any action initiated or brought voluntarily by the Director and not by way of defense, except with respect to actions brought pursuant to Section 11(b) hereof;

         (f) On account of any judgment based on a violation of Section 174 of the State Statute; or

         (g) If a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful.

         5. CONTINUATION OF INDEMNITY. All agreements and obligations of the Corporation contained herein shall continue during the period Director is a director, officer, employee or agent of the Corporation (or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) and shall continue thereafter so long as Director shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Director was a director of the Corporation or serving in any other capacity referred to herein.

         6. NOTIFICATION AND DEFENSE OF CLAIM. Promptly after receipt by Director of notice of the commencement of any action, suit or proceeding, Director will, if a claim in respect


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thereof is to be made against the Corporation under this Agreement, notify the
Corporation of the commencement thereof; but the omission so to notify the Corporation will not relieve the Corporation from any liability which it may have to Director otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Director notifies the Corporation of the commencement thereof:

         (a) The Corporation will be entitled to participate therein at its own expense;

         (b) Except as otherwise provided below, to the extent that it may wish, the Corporation jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel satisfactory to the Corporation. After written notice from the Corporation to Director of its election so to assume the defense thereof, the Corporation will not be liable to Director under this Agreement for any legal or other expenses subsequently incurred by Director in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Director shall have the right to employ his counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Director unless
(i) the employment of counsel by Director has been authorized in writing by the Corporation, (ii) Director shall have reasonably concluded that there may be a conflict of interest between the Corporation and Director in the conduct of the defense of such action or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the expenses of counsel shall be at the expense of the Corporation. The Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Corporation or as to which Director shall have made the conclusion provided for in clause (ii) above; and

         (c) The Corporation shall not be liable to indemnify Director under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Corporation shall not settle any action or claim in any manner which would impose any penalty or limitation on Director without Director's written consent. Neither the Corporation nor Director will unreasonably withhold its consent to any proposed settlement.

         7. PARTIAL INDEMNIFICATION. If the Director is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of the expenses, damages, judgments, amounts paid in settlement, fines, penalties or ERISA excise taxes actually and reasonably incurred by Director in the investigation, defense, appeal or settlement of any action, suit or proceeding but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify the Director for the portion of such expenses, damages, judgments, amounts paid in settlement, fines, penalties or ERISA excise taxes to which the Director is entitled.

         8. BURDEN OF PROOF; STANDARDS OF CONDUCT.

         (a) In making a determination with respect to entitlement to indemnification hereunder, the person, persons or entity making such determination shall presume that Director is entitled to indemnification under this Agreement if Director has submitted a request for indemnification in accordance with Section 6 of this Agreement, and the Corporation shall bear


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the burden of proof by clear and convincing evidence to rebut that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

         (b) The termination of any action, suit, arbitration, alternative dispute resolution mechanism, investigation, administrative hearing or other proceeding whether civil, criminal, administrative or investigative or of any claim, issue or matter therein by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Director to indemnification or create a presumption (i) that Director did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation or, with respect to any criminal action or proceeding, that Director had reasonable cause to believe that his conduct was unlawful; or (ii) that Director received an unlawful personal benefit or acted with deliberate dishonesty or willful fraud.

         (c) Director's conduct with respect to an employee benefit plan for a purpose he reasonably believed to be in the interests of the participants in and beneficiaries of the plan shall be deemed to be conduct that Director reasonably believed to be in or not opposed to the best interests of the Corporation.

         (d) For purposes of any determination hereunder, Director shall be deemed to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe his conduct was unlawful, if his action was based on (i) the records or books of account of the Corporation or another enterprise, including financial statements, (ii) information supplied to him by the officers of the Corporation or another enterprise in the course of their duties, (iii) the advice of legal counsel for the Corporation or another enterprise, or (iv) information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term "another enterprise" as used in this Section 8 shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which Director is or was serving at the request of the Corporation as an officer, director, partner, trustee, employee or agent. The provisions of this Section 8 (d) shall not be deemed to limit in any way the other circumstances in which Director may be deemed to have met any standard of conduct which may be applicable to Director.

         (e) If the Corporation claims that the Director is not entitled to indemnification under this Agreement, the Director shall be entitled to select the forum in which the validity of the Corporation's claim that the Director is not entitled to indemnification will be heard from among the following:

                  (1) A majority vote of the board of directors consisting of directors who are not parties to the proceeding for which indemnification is being sought even though less than a quorum;

                  (2) The stockholders of the Corporation;


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                  (3) Independent Counsel selected by the Director, and approved by the board of directors which approval shall not be unreasonably withheld, which counsel shall make such determination in a written opinion. "Independent Counsel" means a law firm or member of a law firm that neither at the time in question nor in the five years immediately preceding such time has been retained to represent (i) the Corporation or Director in any matter material to either such party or (ii) any other party to the proceeding giving rise to a claim for indemnification under this Agreement. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing under the law of the state of Delaware, would be precluded from representing either the Corporation or Director in an action to determine Director's rights under this Agreement;

                  (4) A panel of three arbitrators, one of whom is selected by the Corporation, another of whom is selected by the Director and the last of whom is selected by the first two arbitrators so selected; or

                  (5) The court in which any proceeding is pending for which the Director claims indemnification.

         (f) As soon as practicable, and in no event later than 30 days after written notice of the Director's choice of forum pursuant to Section 8(e) above, the Corporation shall, at its own expense, including the cost of Independent Counsel, if any, submit to the selected forum in such manner as the Director or the Director's counsel may reasonably request, its claim that the Director is not entitled to indemnification; and the Corporation shall act in the utmost good faith to assure the Director a complete opportunity to defend against such claim.

         (g) Notwithstanding a determination by any forum listed in Section 8(e) hereof that Director is not entitled to indemnification with respect to a specific proceeding, the Director shall have the right to apply to the Court of Chancery of Delaware, the court in which the proceeding as to which indemnification is claimed is or was pending or any other court of competent jurisdiction, for the purpose of enforcing the Director's right to indemnification pursuant to this Agreement.

         (h) Notwithstanding any other provision in this Agreement to the contrary, the Corporation shall indemnify the Director against all expenses incurred by the Director in connection with any hearing or proceeding under this
Section 8 involving the Director and against all expenses incurred by Director in connection with any other proceeding between the Corporation and the Director involving the interpretation or enforcement of the rights of the Director under this Agreement unless a court of competent jurisdiction finds that each of the claims and/or defenses of the Director in any such proceeding were frivolous or made in bad faith.

         9. SUCCESS ON MERITS OR OTHERWISE. Notwithstanding any other provision of this Agreement, to the extent that Director has been successful on the merits or otherwise in defense of any action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses actually and reasonably incurred by him in connection with the investigation, defense, settlement or appeal thereof. For purposes of this Section 9, the term "successful on the merits or otherwise" shall include, but not be limited to,
(i) any termination,


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withdrawal or dismissal (with or without prejudice) of any claim, action, suit or proceeding against Director without any express finding of liability or guilt against him, (ii) the expiration of 180 days after the making of any claim or threat of an action, suit or proceeding without the institution of the same and without any promise of payment or payment made to induce a settlement or (iii) the settlement of any action, suit or proceeding pursuant to which Director pays less than $100,000.

         10. CONTRIBUTION. If the indemnification provided in Section 1 or 3 is unavailable and may not be paid to Director for any reason other than those set forth in Section 4, then in respect to any proceeding in which the Corporation is jointly liable with Director (or would be if joined in such proceeding), the Corporation shall contribute to the amount of expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by Director in such proportion as is appropriate to reflect (i) the relative benefits received by the Corporation on the one hand and by the Director on the other hand from the transaction from which such proceeding arose, and (ii) the relative fault of the Corporation on the one hand and of the Director on the other hand in connection with the events which resulted in such expenses, judgments, fines or settlement amounts, as well as any other relevant equitable considerations. The relative fault of the Corporation on the one hand and of the Director on the other hand shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such expenses, judgments, fines or settlement amounts. The Corporation agrees that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

         11. ENFORCEMENT.

         (a) The Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on the Corporation hereby in order to induce Director to become or to continue as a director of the Corporation, and acknowledges that Director is relying upon this Agreement.

         (b) If a claim under this Agreement is not paid or provided for by or on behalf of the Corporation within 30 days of receipt of written notice thereof, Director may at any time thereafter bring suit in any court of competent jurisdiction against the Corporation to enforce the right to indemnification provided by this Agreement. In the event Director is required to bring any action or enforce rights or to collect moneys due under this Agreement, the Restated Certificate of Incorporation, as amended, the Bylaws, the State Statute or otherwise, regardless of whether the Director is successful in such action, the Corporation shall reimburse Director for all of Director's reasonable fees and expenses in bringing and pursuing such action, unless a court of competent jurisdiction determines that each of the material claims made by the Director in such action was not made in good faith and was frivolous.

         12. NONEXCLUSIVITY AND SEPARABILITY.

         (a) The right to indemnification and advancement of expenses provided by this Agreement shall not be exclusive of any other rights to which Director may be entitled under the


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Restated Certificate of Incorporation, as amended, the Bylaws of the
Corporation, the State Statute, any other statute, insurance policy, other agreement, vote of stockholders of the Corporation or of the board of directors (or otherwise), both as to actions in his official capacity and as to actions in another capacity while holding such office, and shall continue after Director has ceased to be a director or officer of the Corporation and shall inure to the benefit of his heirs, executors and administrators; provided, however, that to the extent Director otherwise would have any greater right to indemnification and/or advancement of expenses under any provision of the Restated Certificate of Incorporation, as amended, the Bylaws of the Corporation, or the State Statute, Director shall be deemed to have such greater right pursuant to this Agreement; and provided, further, that to the extent that any change is made to the State Statute (whether by legislative action or judicial decision), the Restated Certificate of Incorporation, as amended, and/or the Bylaws that permits any greater right of indemnification and/or advancement of expenses than that provided under this Agreement as of the date hereof, Director shall be deemed to have such greater right pursuant to this Agreement.

         (b) If any provision or provisions of this Agreement are held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation all portions of any provisions of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Agreement (including without limitation all portions of any provisions of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

         13. GOVERNING LAW; BINDING EFFECT; AMENDMENT AND TERMINATION.

         (a) This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware.

         (b) This Agreement shall be binding upon and shall inure to the benefit of (i) the Director and Director's heirs, personal representatives, executors, administrators and assigns and (ii) the Corporation and its successors and assigns, including any transferee of all or substantially all of the Corporation's assets and any successor or assign of the Corporation by merger or by operation of law. In the event that the Corporation shall be a constituent corporation in a merger, consolidation or other reorganization, the Corporation shall require as a condition thereto, (a) if it shall not be the surviving, resulting or other corporation therein, the surviving, resulting or acquiring corporation to agree to indemnify Director to the full extent provided herein, and (b) whether or not the Corporation is the surviving, resulting or acquiring corporation therein, Indemnitee shall also stand in the same position under this Agreement with respect to the surviving, resulting or acquiring corporation as he would have with respect to the Corporation if its separate existence had continued.

         (c) No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto. The indemnification afforded to Director hereby is a contract right and may not be diminished, eliminated or otherwise affected


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

with amendments to the Corporation's Restated Certificate of Incorporation, as amended, Bylaws or agreements, including any directors and officers liability insurance policies, whether the alleged actions or conduct giving rise to the indemnification hereunder arose before or after any such amendment. No waiver of any provision of this agreement shall be deemed or shall constitute a waiver of any other provisions hereof, whether or not similar, nor shall any waiver constitute a continuing waiver.

         14. NOTICE. All notices and communications pursuant to this Agreement shall be in writing and shall be deemed duly given on the date of delivery if personally delivered or on the date of receipt or refusal indicated on the return receipt if sent by first class mail, postage prepaid, registered or certified, return receipt requested to the following addresses, unless notice of a change of address is duly given by one party to the other, in which cases notices shall be sent to such changed address:

                  If to the Corporation:

                                    Wolverine Tube, Inc.
                                    200 Clinton Avenue West, Suite 1000
                                    Huntsville, AL  35801
                                    Attention: Johann R. Manning, Esq.

                  If to the Director:

                                    [INSERT]


         15. SUBROGATION. In the event of any payment under this Agreement to or on behalf of Director, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Director against any person, firm, corporation or other entity (other than the Corporation) and Director shall execute all papers requested by the Corporation and shall do any and all things that may be necessary or desirable to secure such rights for the Corporation, including the execution of such documents necessary or desirable to enable the Corporation to effectively bring suit to enforce such rights.

         16. HEADINGS. The headings used herein are for convenience only and shall not be used in construing or interpreting any provision of this Agreement.

         17. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each party and delivered to the other.

         18. SUBJECT MATTER AND PARTIES. The intended purpose of this Agreement is to provide for indemnification and advancement of expenses, and this Agreement is not intended to affect any other aspect of any relationship between Director and the Corporation and is not intended to and shall not create any rights in any person as a third party beneficiary hereunder.


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

         19. INTERPRETATION OF AGREEMENT. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to the Director to the fullest extent now or hereafter permitted by law.

         20. VESTED RIGHTS; SPECIFIC PERFORMANCE. No amendment to the Restated Certificate of Incorporation, as amended, or Bylaws of the Corporation or any other corporate action shall in any way limit Director's rights under this Agreement. In any proceeding brought by or on behalf of Director to specifically enforce the provisions of this Agreement, the Corporation hereby waives the claim or defense therein that the plaintiff or claimant has an adequate remedy at law, and the Corporation shall not urge in any such proceeding the claim or defense that such remedy at law exists. The provisions of this Section 20, however, shall not prevent Director from seeking a remedy at law in connection with any breach of this Agreement.

         21. MUTUAL ACKNOWLEDGEMENT. Both the Corporation and Director acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Corporation from indemnifying its directors and officers under this Agreement or otherwise. Director understands and acknowledges that the Corporation has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Corporation's right under public policy to indemnify Director.

         22. TERMINATION OF PREVIOUS AGREEMENT. This Agreement terminates and replaces the Indemnity Agreement dated __________ between the Director and the Corporation.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the date and year first above written.

                                         WOLVERINE TUBE, INC.



                                         By:
                                            ----------------------------------
                                         Its Chief Executive Officer



                                         -------------------------------------
                                         [NAME OF DIRECTOR]






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